EXHIBIT 10(i)

                                                                  EXECUTION COPY

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                      SHAREHOLDERS VOTING SUPPORT AGREEMENT

                            Made as of July 26, 1996

                                     Between

                            SEVEN SEAS PETROLEUM INC.

                                       and

                              ROBERT A. HEFNER III

                                       and

                                 BREENE M. KERR

                                       and

                               ALBERT E. WHITEHEAD

                                       and

                                GEORGE H. PLEWES

                                       and

                               TIMOTHY T. STEPHENS

                                    ---------

                                 MCMILLAN BINCH

                             BARRISTERS & SOLICITORS
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                                TABLE OF CONTENTS

RECITALS.....................................................................1

 SECTION 1 - DEFINITIONS.....................................................2
      Block .................................................................2
      Board .................................................................2
      Company Act............................................................2
      Meeting................................................................2
      Preferred Shares.......................................................2
      Slate .................................................................2
      Warrant Indenture......................................................2

SECTION 2 - INTERPRETATION...................................................2
      2.1   Gender/Numbers...................................................2
      2.2   Headings.........................................................2
      2.3   Proper Law.......................................................2
      2.4   Reclassification of Securities...................................2

SECTION 3 - EXERCISE OF VOTING POWER.........................................3
      3.1   Exercise of Voting Power.........................................3
      3.2   Nominations......................................................3

SECTION 4 - TRANSFERS OF SHARES..............................................3
      4.1   Ordinary Course Sales............................................3
      4.2   Excluded Shares..................................................3

SECTION 5 - TERMINATION......................................................4
      5.1   Termination......................................................4

SECTION 6 - CLOSING CERTIFICATE..............................................4
      6.1   Closing Certificate..............................................4

SECTION 7 - MISCELLANEOUS....................................................4
      7.1   Amendment........................................................4
      7.2   Successors and Assigns...........................................4
      7.3   No Third Party Beneficiaries.....................................5
      7.4   Severability.....................................................5
      7.5   Counterparts.....................................................5

                                       (i)
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                      SHAREHOLDERS VOTING SUPPORT AGREEMENT

This Agreement is made as of July 26, 1996, between

                        SEVEN SEAS PETROLEUM INC.

                        ("Company")

                        and

                        ROBERT A. HEFNER III

                        ("Hefner")

                        and

                        BREENE M. KERR

                        ("Kerr")

                        and

                        ALBERT E. WHITEHEAD

                        ("Whitehead")

                        and

                        GEORGE H. PLEWES

                        ("Plewes")

                        and

                        TIMOTHY T. STEPHENS

                        ("Stephens", and together with Hefner, Kerr, Whitehead and Plewes, the "Shareholders")

RECITALS

A. The Shareholders wish to establish their respective rights and obligations in respect of certain matters pertaining to the voting and disposition of voting shares of the Company;
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FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 - DEFINITIONS

(a) "BLOCK" means ten thousand or more Warrants or underlying common shares of the Company.

(b)   "BOARD" means the board of directors of the Company.

(c) "COMPANY ACT" means the COMPANY ACT (British Columbia), R.S.B.C. 1979, chapter 59, as amended, or such other statute as the Company may exist under from time to time.

(d) "MEETING" means a meeting of the shareholders of the Company duly called in accordance with the terms of the Company Act.

(e) "PREFERRED SHARES" means the voting convertible preferred shares of the Company.

(f) "SLATE" means the slate of directors proposed by the Chief Executive Officer of the Company for election to the Board.

(g) "WARRANT INDENTURE" means the warrant indenture agreement dated as of the date of this Agreement between the Company and Montreal Trust Company of Canada.

(h) "WARRANTS" means the special warrants issued pursuant to the Warrant Indenture and the Preferred Shares.

SECTION 2 - INTERPRETATION

2.1 GENDER/NUMBERS. Words importing the singular number only shall include the plural and vice versa and words importing the use of any gender shall include both genders.

2.2 HEADINGS. The article and section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

2.3 PROPER LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

2.4 RECLASSIFICATION OF SECURITIES. The provisions of this Agreement shall apply, MUTATIS MUTANDIS, to the Warrants convertible into common shares of the Company, or those common shares of the Company acquired upon the exercise of the conversion right contained in the Warrant Indenture.
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SECTION 3 - EXERCISE OF VOTING POWER

3.1 EXERCISE OF VOTING POWER. Until termination of this Agreement under section 5.1, at any Meeting called for the purpose of electing directors of the Company, each of the Shareholders shall vote or cause to be voted all voting shares of the Company owned or controlled by him on the date of such meeting in favour of the election of the Slate.

3.2 NOMINATIONS. If, in connection with any Meeting called for the purpose of electing directors of the Company, management of the Company fails to nominate a Slate, the Shareholders shall be entitled to nominate and vote for individuals as they so choose.

SECTION 4 - TRANSFERS OF SHARES

4.1 ORDINARY COURSE SALES. Hefner and Kerr are free to sell any or all Warrants or common shares of the Company acquired on conversion of the Warrants, provided that, subject to section 4.2, in the event of a proposed sale by Hefner or Kerr of any Block, Yorkton Securities or such other investment dealer as may be designated by the Board from time to time will be afforded the first opportunity to sell such Block. If Yorkton Securities (or any other such designated dealer) cannot sell the Block on a timely basis and at a price acceptable to Hefner or Kerr, as the case may be, Hefner or Kerr will be entitled, acting in good faith, to conclude a sale to a third party provided that such sale is not to a person, or one or more of a group of persons acting in concert, who is acquiring the Block in connection with a takeover bid other than in the circumstances described in sub-clause 4.2(b). If Hefner or Kerr does not provide Yorkton Securities (or any other such designated dealer) with the first opportunity to sell the Block, he will, as a condition of such sale to a third party, require the third party purchaser to agree to be bound by the terms of this Agreement.

4.2   EXCLUDED SHARES.

      (a) The Warrants, and the common shares of the Company issuable on the conversion thereof, received by Hefner and Kerr on the date hereof and not subject to the escrow agreement dated as of the date of this Agreement between, among others, Hefner, Kerr, the Company and Montreal Trust Company of Canada, shall not be subject to the selling restrictions contained in section 4.1.

      (b) If a take-over bid or other offer is made generally to shareholders of the Company by an arms-length third party for all or a portion of the common shares of the Company, Hefner and Kerr will be free to tender to such bid or offer any common shares owned by them and shall not be required to comply with the selling restrictions contained in section 4.1.
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SECTION 5 - TERMINATION

5.1 TERMINATION. This Agreement shall terminate on the first to occur of any of the following:

      (a) the failure of the Company to appoint Brian Egolf and Hefner as directors of the Company within 45 days of the date of this Agreement;

      (b) the failure of the Company to purchase and maintain during the term of this Agreement directors and officers insurance coverage as provided in Section 6.1(h) of the GHK Company Columbia Share Purchase Agreement of July 26, 1996;

      (c) Brian Egolf and Hefner are not included in a Slate or are not elected as directors of the Company in any election of directors;

      (d) any two of Whitehead, Plewes or Stephens are not included in a Slate or are not elected as directors of the Company or cease to be officers or directors of the Company;

      (e) the Company issues an aggregate number of securities during any six month period which is in excess of 25% of the outstanding share capital of the Company at the beginning of such period and does not obtain approval therefor from the shareholders of the Company; and

      (f)   July 19, 1998.

SECTION 6 - CLOSING CERTIFICATE

6.1 CLOSING CERTIFICATE. The obligations of the parties under this Agreement are subject to the due execution and completion of a closing certificate by, or on behalf of, INTER ALIA, the parties to this Agreement..

SECTION 7 - MISCELLANEOUS

7.1 AMENDMENT. The provisions of this Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by a written instrument signed by all the parties hereto or their respective successors and assigns.

7.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will
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bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

7.3 NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to be for the benefit of and shall not be enforceable by any person not a party hereto, including, without limitation, any shareholders of the Company not parties hereto.

7.4 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

7.5 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

The parties have executed this Agreement.

                                                SEVEN SEAS PETROLEUM INC.

                                                ------------------------------
                                                By:
                                                Name:
                                                Title:

                                                ROBERT A HEFNER III

                                                ------------------------------

                                                THE GHK CORPORATION

                                                ------------------------------
                                                By:
                                                Name:
                                                Title:

                                                ------------------------------

                                                BREENE M. KERR
                                                By his agent

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                                                ALBERT E. WHITEHEAD

                                                ------------------------------
                                                GEORGE H. PLEWES

                                                ------------------------------

                                                TIMOTHY T. STEPHENS

                                                ------------------------------